Exhibit 99.1

MobileCare™ &RuralCare™

For the Republic of Guinea

Reaching the Unreached



kāllo
Mobile-Care
REACHING THE UNREACHED
kāllo

Press Report

Approved by Press Secretary to the Government of Guinea

March 13, 2014

The current challenge in delivering healthcare services to the rural and remote population cannot be addressed by building fixedhospitals and clinics across Guinea,as striking a balance between resources, staff, operational management and economies of scales is difficult.

In an effort to achieve the W.H.O. goal of 'Health for All' in Guinea, a closer look at the healthcare system in Guineais discussed below with possible options of combiningstatic and mobile clinics.Preventive and curative healthcare require leadership commitment, and appropriate deployment of resources, logistics, programming, and motivated health professionals.

It is thus of utter importance that the current rural healthcare delivery system be elevated by integrating Kallo MobileCare^{TM}& RuralCareTM to extend the reach of healthcare to all Guineans, regardless of location or proximity to regional or district health outpost or facility.

Mobile Healthcare Delivery

The Mobile Healthcare Delivery concept is a hospital on wheels with technology that connects doctors, specialists, and other professionals across borders in real-time, addressing urgent healthcare needs that otherwise are never addressed.

The mobile clinics are a state-of-the-art clinical setup in a vehicle equipped with the latest technology for healthcare. More than just a facility, the mobile clinic posses the capability to instantly connect the onboard physician with specialists for on-demand consultation via satellite through its telehealth system.This is a holistic approach to delivering healthcare to the remotely located.

For many rural communities, the nearest hospital, doctor or nurse may be hundreds of kilometers away. In many cases, this gap can be bridged using telehealth technology that allows patients, nurses and doctors to talk as if they were in the same room.

Increasing and improving access to rural healthcare services encompasses several elements, including property acquisition and management, staffing, housing of technology, and numerous other variable and overhead costs. Each component hasits own unique challenges and issues, and it is when taking all aspects of the problem into account that the benefit of implementing mobile healthcare technology is evident.

The notion that the current disparities in healthcare delivery, such as large distances and low population density, are intrinsic to rurality and not modifiable, no longer becomes an issue if the method of delivery is mobile. Mobile Clinics not only benefit existing clinics, but also provides an opportunity to truly bring primary care to the remote villages of Guinea.

Kallo MobileCare™ & RuralCare™

Is a holistic solution addressing healthcare delivery issues in rural areas. It integrates with current healthcare infrastructures and optimizes the scope and efficiency of care by delivering higher standards through technology.

MobileCare™ includes:

1. Mobile clinics (10)
2. Clinical Command Centre (1)
3. Administration Centre (1)
4. Utility vehicles (2)
5. User training (5 years)
6. Professional and clinical training (5 years)
7. Hardware and software maintenance (5years)
8. Operations & management support (5 years)
9. Maintenance and continued educational support (5 years)
10. Supply chain management of medical equipment, consumables and spare parts (5 years)
11. Advanced and integrated software systems, including telehealth (1 full system)
12. Fixed Medical Hospital (1)
13. Ambulances (20)
14. Medical Helicopter (1)

Kallo Inc. as a Mobile Clinic Provider

Many other African countries have received and implemented an outreach strategy using Mobile Clinics. However, manymobile healthcare delivery initiatives have been unsuccessful due to a lack of fundamental service provisions.

The key issues surrounding failed mobile clinics programs revolve around the following critical aspects: maintenance support, ruggedness of vehicle &equipment, and education & training.

Fundamentally, the problem revolves around the lack of a holistic program with a specified approach to rural healthcare delivery.

Kallo's not only addresses these key issues, but also will provide an integrated program to support the success and sustainability of rural healthcare delivery in Guinea. Kallo has addressed the issues identified above, and has developed a holistic approach.Thisincludes a commitment to locally support the Kallo MobileCare™ & RuralCare™program through a Regional Response Centre. This is not only critical, butunmatched by any other supplier of mobile clinics.

Kallo's clinical and engineering transformation teams will workwith the Ministry of Health – Guinea,to design an integrated comprehensive program that will more effectively carry out the mandates of the Ministry. As such, the types and combinations of Kallo mobile facilities

will reflect medical care trends by zones, regions, profiles of diseases, and availability of health professionals.

Design & Ruggedness of Kallo's Mobile Clinics

Theability of Kallo's mobile clinics to navigate and maneuver Guinea's rugged rural terrain has been carefully considered and integrated into the engineering phase. Kallo's mobile clinics are built from the ground up and custom manufactured for destined terrain and landscape. Starting only with heavy-duty axels, the manufacturing process is engineered by end user's terrain with reinforced suspension, transmission and dust-proofing.

The equipment housed within is specifically certified and tested for mobile use and are manufactured and tested for mobile use by renowned healthcare diagnostic equipment providers such as Canon Medical Systems, GE Medical, Siemens, Zoll, etc. All equipment within, are state-of-the-art mobile technologies.

Most current mobile clinic providers install regular, hospital-grade diagnostic equipment in pre-manufacturedtrucks, causing failure of equipment due to insufficient stabilization and an unsuitable service environment.Customization and specifically certified vehicles and equipment are key to the success of Kallo MobileCare™ & RuralCare™

Kallo RuralCare™ (Modular Rural Healthcare Delivery System)

Kallo RuralCare™will aid Guinea in achieving its mandated healthcare goals as per the United Nations, and the World Health Organization.

Thissolution, unlike the traditional brick-and-mortar-based construction projects, is a modular, pre-fabricated system whereby the unit can be fully operational within a week of its arrival and assembly in its designated location. The obvious benefit with our solution is the turnaround of delivery and its availability for immediate use upon assembly without sacrificing structural integrity, clinical workflow, and overall quality.

Kallo RuralCare™clinic will be pre-outfitted with all relevant consumables, tools, and equipment, providing a turnkey solution for the Ministry of Health. All units will be pre-fabricated in Canada, tested prior to shipment, and upon arrival at their final destination, be assembled and tested again before clinical use.

In addition, the project will include command centers to support the Polyclinics as well as a training center where clinical staff and pre-fabrication team can receive proper training.

Kallo RuralCare™are pre-fabricated, pre-tested, modular and project determined medical clinics. They are installed with the latest medical equipment such as digital X-Ray and ultrasound, Retinal imaging, Operating rooms, Laboratory and pharmacy equipment. Based on project requirement, these clinics range from 1200 to 3800 square feet. And can be implemented in rural or disaster-struck areas in a week.

Kallo RuralCare™ International standard fixed Hospitalcontains:

- Patient exam room
- Operating room
- Imaging room
- Laboratory
- Dispensary
- Delivery Room
- Inpatient Ward

Equipped with:
- X-Ray
- Ultrasound
- Lab equipment
- Automated Dispensation Equipment
- Medical/surgical Equipment
- Corometrics for Maternal/Fetal Monitoring

Staff Quarters:
- Kitchenette
- Laundry
- Shower
- Bed/Living Room

Kallo MobileCare™ & RuralCare™Program addresses the issue of Rural Healthcare Delivery

In developing countries such as Guinea it is not economically feasible to invest in capital intense medical equipment for diagnostic and treatment in every rural clinic and health out post in the country.

With the deployment of Kallo MobileCare™ & RuralCare™, existing hospitals, clinics and rural health posts will benefit by sharing the sophisticated medical equipment for diagnosis and treatment.

When addressing the challenges of a nation's rural healthcare delivery system, the emphasis should be on a phased approach to total geographical coverage of medical services coupled with a strategic implementation plan.



For example:

Region Healthcare Service Coverage


City/Urban Area
Urban-Rural Area
Rural-Rural Area
Remote-Rural Area
Teaching Hospitals
District Hospitals
Regional Hospitals
Polyclinics
Health Centers
Clinics
Health Centers
CHPS
CHPS

The implementation plan should begin with mapping of areas such as City/Urban, Urban-Rural, Rural-Rural and Remote-Rural areas based on the population density, types of healthcare facilities, and its accessibility.

Based on this mapped data, the mobile clinics can be deployed starting in the urban rural areas and progressing mobile clinic services to rural-rural areas while augmenting mobile clinic services with Kallo RuralCare™ (fixed clinics and hospitals) in Remote-Rural areas.

It is also a mandatory requirement for mapping the points of service and the routing for each mobile clinic so that road conditions such as turning radius and road width expansions in turning junctions can be implemented for safe transit.

Kallo MobileCareTM compliments fixed healthcare infrastructure such as hospitals, clinics and rural health posts.

Kallo's Education & Training

Kallo's educational and training program is designed to augment regional education and training as well as to establish International standards for Telehealth.This continuous education and training program over a minimum period of five years willhelp build the resource capacity in Guinea for a sustainable program.

Industry experts in the relevant fields will provide Kallo's education and training, such as:

- Bio-medical and Clinical Engineers and Technicians
- Physicians and Specialists

- Nurses, Nurse Practitioners, and Midwives
- IT and Satellite Communication Engineers
- Lab and X-Ray Technicians
- Administrators

Kallo's education and training implementation process:

1. Assessment of local educational, training, and baseline standards for the region
2. Based on the regional baseline for education and training, Kallo will do a'gap' Analysis with Kallo MobileCare™ & RuralCare™Program Standards.
3. Customize the education and training required to bridge regional education and training standards and Kallo MobileCare™ & RuralCare™Program Standards.
4. Certification of training in collaboration with accredited international institutions and standards.

Kallo's Unique Maintenance Program

Kallo's commitment to establish a local presence at the Regional Response Centre will provide ground-level support and maintenance throughout the lifetime of the program, is a key quality assurance step for the success of the mobile clinic program.

Kallo's maintenance program is an integrated and tiered servicethat is more beneficial as it reduces wait time for the manufacturer-service of equipment as it impedes the efficiency of turnaround and delivery.

The levels of service are as follows:

- Level 1 – Biomedical engineers and technicians of the Ministry of Health trained and certified by Kallo
- Level 2 – Biomedical engineers and technicians from the Regional Response Centre.
- Level 3 – Kallo Biomedical engineer support from the United States and Canada

Governance Councils for Operations, Education, and Training

Project governance is the management framework within which project decisions are made. Project governance is a critical element of any project since, while the accountabilities and responsibilities associated with an organization's business are laid down in their organizational governance arrangements; seldom does an equivalent framework exist to govern the development of its capital investments (projects). For instance, the organization chart provides a good indication of who in the organization is responsible for any particular operational activity the organization conducts. But unless an organization has specifically developed a project governance policy, no such chart is likely to exist for project development activity.



Infant & Maternal Mortality

Diarrheal Diseases

Tuberculosis

Pneumonia

Malaria

Conclusion

Kallo MobileCare™ & RuralCare™ far exceeds any other conventional mobile clinics purchase that has little or no local support in Guinea. It is the only program, which meets the local requirements, and provides sustainable resource capacity building and an effective maintenance of technology and clinical support on the use of the technology.

Furthermore, Kallo Inc. is willing to engage in fresh negotiations with the Republic of Guinea to build and implement fixed district and specialist hospitals with patient bed capacities of 200-beds, 300-beds and 500-beds.

Therefore, the role of project governance is to provide a decision-making framework that is logical, robust and repeatable, so as to govern capital investments. In this way, an organization will have a structured approach to conducting both its business as usual activities and its business change, or project, activities.

For the Kallo MobileCare™ & RuralCare™program, governance will be defined and managed in the following manner:

1) First, all stakeholders of the project will be defined (Kallo will host a seminar to lay out all roles and responsibilities)
2) Next, Clinical Command Center's and its stakeholders must be determined
3) Then a steering committee will be formed for the Kallo MobileCare™ & RuralCare™project consisting of liaison offices to the various groups under the leadership list
4) An Education & Training oversight committee will be established
5) Kallo will assist in creating policy, procedures, and standards for an integrated operation of Kallo MobileCare™ & RuralCare™

How Kallo MobileCare™ & RuralCare™program benefits the people of Guinea.

The leading causes of mortality in Guinea are malnutrition, tuberculosis, measles, diarrheal diseases, malaria, and pneumonia. THESE ARE ALL PREVENTABLE DISEASES. The majority of those affected by this do not have ready access to the healthcare they require. Moreover, rural populations often chooses not to travel to hospitals because of long travel distances and wait times at city hospitals. This causes a worsening of their health conditions. Kallo MobileCareTM & RuralCareTMprogramwill extend and improve the reach of public healthcare, current barriers to accessing remote locations will be addressed, delivery of vaccinations and immunizations will improve, and specialists at city hospitals will be able to connect to the Kallo MobileCareTM clinic through a state of the art built in telehealth system enabling rural Guinea to benefit from the latest medical research and technology.

FRENCH VERSION

kāllo™

SoinsMobiles™ et SoinsRural ™

Pour la République de Guinée

Atteindre les non atteints


kāllo
Mobile-Care
REACHING THE UNREACHED
kāllo

Rapport de presse

Approuvé par le bureau de presse du Gouvernement de la Guinée

13 Mars 2014

Le défi actuel en matière de livraison des services de soins de santé aux populations rurales et isolées ne peut être abordé en mettant en place des hôpitaux et cliniques fixes à travers de la Guinée. Tout comme trouver un équilibre entre les ressources, le personnel, la direction d'opération et les économies d'échelle est difficile.

Dans l'effort pour atteindre l'objectif de l'OMS de la santé pour tous en Guinée, un regard plus minutieux sur le système de soins de santé en Guinée est débattu ici-bas avec des options possibles de combiner des cliniques fixes et mobiles. Les soins de santé préservatifs et curatifs nécessitent l'engagement directionnel et l'utilisation appropriée des ressources de la logistique, de la programmation et des professionnels motivés de la santé.

Il est donc d'une importance absolue que le système actuel de la livraison des soins de santé ruraux soit élevé en intégrant Kallo SoinsMobiles™ et SoinsRural ™ pour élargir l'atteinte, des soins de santé à tous les guinéens, sans regarder l'emplacement ou la proximité aux antennes ou équipements régionaux ou de district de santé.

La livraison Mobile des soins de santé

Le concept de la livraison Mobile des soins de Santé est un hôpital sur des roues avec une technologie qui relie des médecins, spécialistes et d'autres professionnels à travers les frontières en temps réel, abordant des besoins urgents de soins de santé qui ne sont jamais abordés autrement.

Les cliniques mobiles sont des approvisionnements cliniques dans les règles de l'art dans un véhicule équipé de la technologie la plus récente destinée aux soins de santé. Plus que de simples équipements, la clinique mobile possède la capacité de relier instantanément le médecin à bord aux spécialistes pour des consultations sur le champ grâce au satellite par l'intermédiaire de son système de télésanté. Ça c'est une approche holistique pour assurer la livraison des soins de santé aux personnes dans des zones isolées.

Pour pas mal de communautés rurales, l'hôpital, le médecin ou l'infirmière le plus proche peut se retrouver éloigné à des centaines de kilomètres. Dans un grand nombre de cas ce manque peut être supprimé en se servant de la technologie de la télésanté qui permet aux patients, infirmière et médecins de dialoguer comme s'ils se retrouvaient au même endroit.

Accroitre et améliorer l'accès aux services de soins de santé ruraux inclut plusieurs éléments, y compris l'acquisition et la gestion de la propriété de la datation en personnel, l'encadrement de la technologie et d'autres nombreux frais variables et généraux. Chaque composante a ses propres défis et problématiques uniques, et c'est en tenant compte de tous les aspects de la problématique que l'avantage de la mise en œuvre de la technologie des soins de santé mobiles s'avère évident.

La notion que les disparités actuelles dans la prestation de soins de santé, tels que de grandes distances et la faible densité de la population, sont intrinsèques à la ruralité et non modifiables, ne constitue plus un problème si la méthode de livraison est mobile. Les cliniques mobiles sont non seulement bénéfiques pour les cliniques existantes, mais aussi fournit également l'opportunité de vraiment apporter des soins de santé primaires à des villages isolés de la Guinée.

Kallo SoinsMobiles™ et SoinsRural ™

Est une solution holistique abordant des questions de prestation des soins de santé dans les zones rurales. Il s'intègre avec les infrastructures de soins de santé actuelles et optimise la portée et l'efficacité des soins en livrant des normes plus élevées grâce à la technologie.

Kallo SoinsMobiles™ inclut :

1. Des Cliniques Mobiles (10)
2. Un Centre de commande clinique (1)
3. Un Centre Administration (1)
4. Des Véhicules de service (2)
5. La Formation de l'utilisateur (5 années)
6. La Formation clinique et professionnelle (5 années)
7. La maintenance du matériel et des logiciels informatiques (5 années)
8. Le soutien aux opérations & à la gestion (5 ans)
9. L'Entretien et le soutien éducatif continu (5 ans)
10. La gestion de la chaîne d'équipement logistique médical, des consommables et de pièces détachées (5 années)
11. Des systèmes de logiciels avancés et intégrés, notamment la télésanté (1 système complet)
12. Polyclinique Médical Fixe (1)
13. Ambulances (20)
14. Hélicoptère Médicalisé (1)

Kallo Inc. comme un Prestataire de la Clinique Mobile

Beaucoup d'autres pays africains ont reçu et mis en œuvre une stratégie de rayonnement à l'aide des Cliniques Mobiles. Cependant, beaucoup d'initiatives de prestation de soins de santé mobiles ont échoué à cause de l'absence de dispositions fondamentales de service.

Les enjeux clefs encadrant les programmes d'échecs des cliniques mobiles tournent autour des aspects critiques suivants : le soutien de la maintenance, la robustesse du véhicule & du matériel et l'éducation & la formation.

Fondamentalement, le problème s'articule autour d'un manque d'un programme holistique avec une approche spécifiée à la prestation rurale de soins de santé.

Kallo non seulement aborde ces questions essentielles, mais propose également un programme intégré pour appuyer le succès et la pérennité de la prestation rurale de soins de santé en Guinée. Kallo a abordé les questions cernées ci-dessus et a développé une approche holistique. Cela inclut un engagement à soutenir localement le programme des Kallo SoinsMobiles™ et SoinsRural ™par un Centre de Réponse Régional. Ça ce n'est pas seulement critique, mais inégalé par tout autre fournisseur des cliniques mobiles.

Les équipes cliniques et techniques de transformation de Kallo vont travailler avec le Ministère de la Santé – Guinée, afin de concevoir un programme complet qui pourra mieux exécuter les mandats du Ministère. Par conséquent, les types et les combinaisons des

installations mobiles de Kallo refléteront les tendances sur les soins médicaux par des zones, régions, les fiches descriptives des maladies et la disponibilité des professionnels de la santé.

Conception & Robustesse des Cliniques Mobiles Kallo

La capacité des cliniques mobiles Kallo pour se frayer un chemin à travers les routes de campagne accidentées de la Guinée a été soigneusement considérée et intégrée dans la phase d'ingénierie. Les cliniques mobiles Kallo sont construites depuis la base au sommet, fabriquée de façon personnalisée pour des terrains et paysages ciblés. En commençant seulement avec des essieux hautement résistants, le procédé de fabrication est conçu par le terrain de l'utilisateur final avec une suspension et transmission renforcée et la protection contre les poussières.

Les équipements encastrés à l'intérieur sont spécifiquement certifiés et testés pour l'utilisation mobile et sont fabriqués et testés pour l'utilisation mobile par des fournisseurs renommés des équipements médicaux de diagnostic tels que Canon Medical Systems, GE Medical, Siemens, Zoll, etc... Tous les équipements à l'intérieur sont des technologies mobiles de dernier cri et dans les règles de l'art.

La plupart des fournisseurs de cliniques mobiles installent des équipements réguliers de diagnostic de qualité-hôpital dans des camions préfabriqués causant la défaillance de l'équipement en raison de la stabilisation insuffisante et un environnement de service inapproprié. La personnalisation et des véhicules et les équipements spécifiquement certifiés sont essentiels à la réussite du programme de Kallo SoinsMobiles™ et SoinsRural ™.

Kallo SoinsRural ™ (Le Système Modulaire de Livraison des Soins de Santé en Milieu Rural)

Kallo SoinsRural ™ aidera la Guinée à atteindre ses buts en matière de santé qui ont été mandatés par les Nations Unies et l'Organisation Mondiale de la Santé.

Cette solution, contrairement aux projets de construction traditionnels à base brique-et-mortier, est un système modulaire et préfabriqué. L'appareil peut être complètement opérationnel d'ici à une semaine de son arrivée et assemblé dans son endroit désigné. L'avantage évident de notre solution c'est le redressement de livraison et sa capacité d'utilisation immédiate lors de l'assemblage sans sacrifier l'intégrité structurelle, le flux de travail clinique, et la qualité en générale.

Kallo SoinsRural ™ sont préfabriqués, pré-testées, modulaires et considérées comme étant des cliniques médicales de projets déterminées. Ils sont équipés avec de l'équipement médicaux moderne comme numérique X-Ray et l'échographie, l'imagerie de la rétine, salles d'opération, de laboratoire et de l'équipement de la pharmacie. Basé sur les exigences du projet, ces cliniques peuvent être entre 1200 à 3800 pieds carrés. Ils peuvent être mis dans les zones rurales ou sinistrées dans une semaine.

Kallo SoinsRural ™ Polyclinique médicale fixe de standing International:

- Salle d'examen des patients
- Salle d'opération
- Salle d'imagerie
- Laboratoire
- Dispensaire
- Salle d'accouchement
- Salles des patients hospitalisées

Équipé avec:

- Rayons X
- Ultrason
- Équipement de laboratoire
- Équipement de dispensation automatique
- Équipement médicaux / chirurgicaux

Corometrics pour la surveillance
maternelle / fœtale

Logement du personnel:

- Kitchenette
- Le linge
- Douche
- Lit / Le salon

Le Programme Kallo SoinsMobiles™ et SoinsRural ™ répond à la question de la prestation de soins de santé rurale

Dans les pays en voie de développement tels que la Guinée, il n'est pas rentable d'investir dans des équipements médicaux au capital intensif pour le diagnostic et le traitement dans chaque clinique rurale et antenne de santé dans le pays.

Avec le déploiement des Kallo SoinsMobiles™ et SoinsRural ™ en milieu rural, les hôpitaux existants, les cliniques et les antennes de santé rurales bénéficieront en partageant le matériel médical sophistiqué destiné au diagnostic et traitement.

Quand on aborde les défis du système de prestation en matière de santé rurale d'une nation, l'accent doit être mis sur une approche par étapes allant jusqu'à la totale couverture géographique des services médicaux combiné à un plan de mise en œuvre stratégique.


kallo

Par exemple :

Couverture des Services des Soins de Santé Régionaux


City/Urban Area
Urban-Rural Area
Rural-Rural Area
Remote-Rural Area
Teaching Hospitals
District Hospitals
Regional Hospitals
Polyclinics
Health Centers
Clinics
Health Centers
CHPS
CHPS

Le plan de mise en œuvre devrait commencer par la cartographie des zones telles que la ville / urbain, urbain et rural, les zones rurales-rurales et éloignées et rurales d'après la densité de population, les types d'établissements de santé, et de son accessibilité.

Basé sur ces données schématiques, les cliniques mobiles peuvent être déployées dans les zones rurales et faire évoluer des services de clinique mobile dans les zones rurales- tout en augmentant les services de la clinique mobile avec les **Kallo SoinsRural ™** (des cliniques et hôpitaux fixes) dans les zones rurales-isolées.

Il est également obligatoire d'établir le schéma des points de service et de routage pour chaque clinique mobile afin que les conditions de la route telles que le rayon de virage et des expansions de largeur de route à des carrefours-virages peuvent être mises en œuvre pour le transport en toute sécurité.

KALLO SoinsMobiles™ complète des infrastructures de soins de santé fixes tels que les hôpitaux, les cliniques et les dispensaires ruraux.

L'Education & la Formation de Kallo

Le programme d'éducation et de formation de Kallo est conçu pour augmenter l'éducation et la formation régionales ainsi que d'établir des normes internationales pour la Télésanté. Ce programme de l'éducation et de formation continue sur une période minimale de cinq ans aidera à renforcer la capacité des ressources humaines en Guinée pour un programme durable.

Les experts de l'industrie dans les domaines concernés assureront l'éducation et la formation de Kallo, tels que :

- Des Ingénieurs et Techniciens Biomédicales et Cliniques
- Des Médecins et Spécialistes

- Des Infirmières, Infirmières Praticiennes et Sages-femmes
- Des ingénieurs de l'Informatique et de la Communication par Satellite
- Techniciens en Radiologie et Laborantins
- Des Administrateurs

Le processus de mise en œuvre de l'éducation et la formation de Kallo :

1. L'évaluation de normes locales de l'éducation, de la formation et des niveaux de référence pour la région
2. Se fondant sur le niveau de référence régional pour l'éducation et la formation, Kallo effectuera une analyse 'gap' avec les normes du programme des Kallo SoinsMobiles™ et SoinsRural ™.
3. Personnaliser l'éducation et la formation nécessaires pour assurer la transition entre les normes régionales de l'éducation et de la formation et les normes du programme Kallo SoinsMobiles™ et SoinsRural ™.
4. L'attestation de formation en collaboration avec les institutions et les normes internationales accréditées.

Programme d'entretien Unique de Kallo

L'engagement de Kallo d'établir une présence locale au Centre Régional des Urgences assure le soutien et la maintenance de base pendant toute la durée du programme, est une étape d'assurance de qualité clé pour le succès du programme de la clinique mobile.

Le programme d'entretien de Kallo est un service intégré et hiérarchisé qui est plus avantageux puisqu'il réduit les temps d'attente pour le service après vente d'équipement car il entrave l'efficacité du délai d'exécution et de livraison.

Les niveaux de service sont les suivants :

- Niveau 1 - Des ingénieurs biomédicaux et des techniciens du Ministère de la Santé formés et certifiés par Kallo
- Niveau 2 – Des ingénieurs biomédicaux et des techniciens du Centre Régional des Urgences
- Niveau 3 – L'appui du technicien biomédical Kallo des États-Unis et du Canada

Conseils de Gouvernance pour les Opérations, l'Education et la Formation

La gouvernance des projets est le cadre de la gestion sur lesquelles sont fondées les décisions relatives au projet. La gouvernance des projets est un élément essentiel de tout projet étant donné que les obligations de faire des comptes rendus et les responsabilités associées aux affaires de l'organisation sont fixées par leurs modalités de gouvernance organisationnelle ; rarement un cadre équivalent existe pour régir le développement de ses investissements en capitaux (projets). Par exemple, l'organigramme fournit une bonne indication de qui dans l'organisation est responsable de toute activité opérationnelle particulière que mène l'organisation. Mais, à moins qu'une organisation à spécifiquement mis au point une stratégie de gouvernance de projet, aucun graphique n'est susceptible d'exister pour l'activité de développement de projet.



Mortalité Infantile & Maternelle

Maladies Diarrhéiques

La Tuberculose

Pneumonie

Paludisme

Conclusion

Les programmes Kallo SoinsMobiles™ et SoinsRural ™ dépassent de loin tout autre achat de cliniques mobiles conventionnelles qui a peu ou pas de soutien local en Guinée. Le programme des SoinsMobiles™ Kallo est le seul programme, qui réponde aux exigences locales et fournit un renforcement des capacités durables des ressources humaines et une maintenance efficace du soutien technologique et clinique sur l'utilisation de la technologie.

En plus, Kallo Inc. offre de s'engager dans de nouvelles négociations avec la République de Guinée pour construire et mettre en œuvre des centres de santé fixes et hôpitaux spécialisés avec des capacités de lit des patients de 200 lits, 300 lits et 500 lits.

Par conséquent, le rôle de la gouvernance de projet est de fournir un cadre décisionnel qui soit logique, robuste et reproductible, afin de régir les investissements en capitaux. De cette manière, une organisation aura une approche structurée pour mener ses affaires tout comme des activités habituelles et ses activités de changement d'affaires ou de projet.

Pour le programme Kallo SoinsMobiles™ et SoinsRural ™, la gouvernance sera définie et gérée de la manière suivante :

1) Premièrement, toutes les parties prenantes du projet seront définies (Kallo organisera un colloque afin d'élaborer tous les rôles et toutes les responsabilités)
2) Ensuite, le Centre de Commande Clinique et ses parties prenantes doivent être déterminés
3) Puis se mettra en place un Comité de pilotage destiné au projet des Kallo SoinsMobiles™ et SoinsRural ™ composé de bureaux de liaison aux différents groupes sous une liste décisionnelle.

4) Un Comité de supervision de l'Education & de la Formation sera établi
5) Kallo aidera à créer des politiques, procédures et normes destinées à l'exploitation intégrée des SoinsMobiles™ et SoinsRural ™

Comment le programme Kallo SoinsMobiles™ et SoinsRural ™ est bénéfique pour **la population Guinéenne.**

Les principales causes de mortalité en Guinée sont la malnutrition, la tuberculose, la rougeole, les maladies diarrhéiques, le paludisme et la pneumonie. Ce sont toutes des maladies évitables. La majorité des personnes touchées par elles n'ont pas facilement accès aux soins de santé dont ils ont besoin. En outre, les populations rurales choisissent souvent de ne pas se rendre à l'hôpital en raison de longues distances à parcourir et les temps d'attente dans les hôpitaux de la ville. Cela provoque une aggravation de leur état de santé. Programme Kallo SoinsMobiles™ et SoinsRural ™ va étendre et améliorer la portée des soins de santé publique, les obstacles actuels à l'accès à des endroits éloignés seront abordés, de livraison des vaccins et la vaccination permettra d'améliorer et des spécialistes dans les hôpitaux de la ville pourront se connecter à la clinique Kallo MobileCareTM par un état de l'art construit dans le système de télésanté permettant à la Guinée rurale de bénéficier de la dernière recherche médicale et de la technologie.